Significant events	6 Months Ended
Jun. 30, 2018
Disclosure Of Significant Events [Abstract]
Significant events
Significant events

On March 22, 2018, the Company signed a senior secured credit facility for an amount of USD 173.6 million (see Note 15) with Kexim, BNP and Credit Agricole Corporate and Investment bank acting also as Agent and Security Trustee. The purpose of the loan is to finance up to 70 per cent of the aggregate contract price of the four Ice Class Suezmax vessels that will be delivered over the course of 2018.

On March 26, 2018, and April 25, 2018, Euronav took delivery of the Suezmaxes Cap Quebec (2018 – 156,600 dwt) and Cap Pembroke (2018 – 156,600 dwt) respectively (see Note 12). These vessels are the two of four Ice Class Suezmax vessels which progressively are each starting seven-year contracts with a leading global refinery player from delivery during 2018.

On March 29, 2018, TI Asia Ltd. and TI Africa Ltd. concluded a USD 220.0 million senior secured credit facility. The facility consists of a term loan of USD 110.0 million and a revolving loan of USD 110.0 million for the purpose of refinancing the two FSOs as well as for general corporate purposes. The Company provided a guarantee for the revolving credit facility tranche. The fair value of this guarantee is deemed to be immaterial given the long term contract both FSOs have with North Oil Company, which results in sufficient repayment capacity under these facilities.

On May 8, 2018, the Group sold the Suezmax Cap Jean (1998 – 146,643 dwt) for USD 10.6 million (see Note 12). The capital gain on that sale of USD 10.2 million, was recorded in the second quarter. Following the sale, the availability of the revolver under the USD 750 million facility was reduced by USD 7.4 million. The vessel was delivered to its new owner on June 8, 2018.

On June 11, 2018, the Gener8's shareholders approved the merger between the Company and Gener8 by which, upon closing of the merger on June 12, 2018, Gener8 became a wholly-owned subsidiary of Euronav (see Note 20). Holders of 81% of the outstanding shares of Gener8 cast their vote, of which 98% approved the merger. The 60.9 million new shares issued to Gener8 shareholders as consideration for the transaction began trading on the NYSE as from June 13, 2018 (see Note 13).

On June 15, 2018, the Company announced that it has successfully sold 6 VLCCS to International Seaways for a total consideration of USD 434.0 million which included USD 123.0 million in cash consideration and USD 311.0 million in the form of assumption of the outstanding debt related to the vessels. This is an important part of the wider Gener8 Maritime transaction as it allows Euronav to retain leverage around the target level of 50% and to retain substantial liquidity going forward. The six vessels are the Gener8 Miltiades (2016 - 301,038 dwt), Gener8 Chiotis (2016 - 300,973 dwt), Gener8 Success (2016 - 300,932 dwt), Gener8 Andriotis (2016 - 301,014 dwt), Gener8 Strength (2015 - 300,960 dwt) and Gener8 Supreme (2016 - 300,933 dwt).

On June 25, 2018, the Company sold the Suezmax Cap Romuald (1998 - 146,640 dwt), for USD 10.6 million. This vessel was accounted for as a non-current asset held for sale as at June 30, 2018, and had a carrying value of USD 1.3 million at that time. The vessel is expected to be delivered to its new owner on August 14, 2018. Taking into account USD 0.3 million of costs to sell (sales commissions), the gain on the sale of this vessel is expected to be USD 9.0 million. This gain will be recorded upon delivery of the vessel and will therefore be recorded in the third quarter of 2018 (see Note 8).

On June 29, 2018, the Company announced that it has acquired the ULCC Seaways Laura Lynn from Oceania Tanker Corporation, a subsidiary of International Seaways. Euronav renamed the ULCC as Oceania and registered it under the Belgian flag. Euronav Tankers bought the Seaways Laura Lynn (2003 - 441,561 dwt) from International Seaways for USD 32.5 million (see Note 12).